EXHIBIT 10.11.1

                      AGREEMENT REGARDING RETURN OF SHARES

     This Agreement Regarding Return of Shares (this "Agreement") is entered
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into this 20th day of January, 2004, by and between Western Goldfields, Inc., an
Idaho corporation ("WGI") and Hospah Coal Company, a Delaware corporation
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("Hospah").
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                                    RECITALS
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     WHEREAS, WGI and Hospah are parties to that certain Asset Purchase
Agreement, entered into as of November 7, 2003, by and among Newmont USA
Limited, dba Newmont Mining Corporation, Hospah, WGI and Western Mesquite Mines, Inc. (the "Asset Purchase Agreement");
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     WHEREAS, pursuant to Section 6.9 of the Asset Purchase Agreement, WGI is
required to issue certain additional shares of its common stock, par value $0.01 ("Common Stock") to Hospah after closing of the transactions contemplated by the
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Asset Purchase Agreement;

     WHEREAS, concurrent with the execution and delivery of this Agreement, WGI is issuing 1,125,000 shares of Common Stock to Hospah represented by stock certificate number ___ (the "Hospah Shares");
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     WHEREAS, WGI has completed a private placement (the "Private Placement") of
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Units consisting of one share of its Common Stock and one warrant to purchase a share of Common Stock for $0.80;

     WHEREAS, pursuant to the terms of the Private Placement, 12,500,000 shares of WGI Common Stock are being held in escrow (the "Escrow Shares");
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     WHEREAS, under certain terms and conditions of the Private Placement, the
Escrow Shares may be issued to investors in the Private Placement, or they may be returned to WGI; and

     NOW, THEREFORE, for good and valuable consideration, the receipt and accuracy of which is hereby acknowledged, the parties agree as follows.

                                   AGREEMENTS
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     1.   Return of Hospah Shares.  If the Escrow Shares are not issued to the
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investors as part of the Private Placement but are rather returned to WGI,
Hospah hereby agrees to return the Hospah Shares to WGI, free and clear of any liens, claims or pledges.


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     2.   Counterparts; Facsimile Signature.  This Agreement may be executed by
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facsimile in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together will be deemed to be one and the same instrument.

     3.   Governing Law.  The validity, performance, and enforcement of this
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Agreement shall be governed by the laws of the State of Colorado, without giving effect to the principles of conflicts of law of such State.

                            [SIGNATURE PAGE FOLLOWS]


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     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.


                                   WESTERN GOLDFIELDS, INC.


                                   By:     /s/ John P. Ryan
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                                   Name:   John P. Ryan
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                                   Title: Chief Financial Officer
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                                   HOSPAH COAL COMPANY


                                   By:     /s/ Britt D. Banks
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                                   Name:   Britt D. Banks
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                                   Title:  Vice President and Secretary
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